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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2004




                      NEW CENTURY MORTGAGE SECURITIES, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE               333-110474                33-0852169
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

18400 Von Karman, Suite 1000
Irvine, California  92612
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (949) 863-7243



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Item 5.  OTHER EVENTS

                  The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and their being referred to as "experts" in the Prospectus Supplement relating to New Century Home Equity Loan Trust 2004-A, Asset Backed Pass-Through Certificates, Series 2004-A are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

                  In addition, the unaudited financial statements of FGIC as of March 31, 2004 and 2003 and for three-month periods then ended are attached hereto as Exhibit 99.2.

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(99) Not applicable.

(99) Not applicable.

(99) Exhibits:

         23.1               Consent of KPMG LLP

         23.2               Consent of Ernst & Young LLP

         99.1               Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

         99.2               Financial statements of FGIC as of March 31, 2004 and 2003, and for the three-month periods then ended.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEW CENTURY MORTGAGE SECURITIES, INC.



                                         By: /s/ Kevin Cloyd
                                             --------------------------------
                                         Name:   Kevin Cloyd
                                         Title:  Executive Vice President


Dated: August 2, 2004



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                                  EXHIBIT INDEX

  EXHIBIT

  23.1               Consent of KPMG LLP

  23.2               Consent of Ernst & Young LLP

  99.1               Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

  99.2               Financial statements of FGIC as of March 31, 2004 and 2003, and for the
                     three-month periods then ended.